UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021 (October 20, 2021)

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

575 Lexington Avenue,
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends the Current Report on Form 8-K of WeWork Inc. (the “Company”), filed on October 26, 2021 (as amended by Amendment No. 1 on Form 8-K/A, the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 2 is being filed in order to include the Report of New WeWork Inc., formerly known as WeWork Inc. (“Legacy WeWork”), dated November 15, 2021, which includes (a) the unaudited condensed consolidated financial statements of Legacy WeWork as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 and (b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy WeWork for the three and nine months ended September 30, 2021 and 2020 (the “Q3 MD&A”).

Accordingly, the Original Report is hereby amended solely to (i) update the Item 2.01 information to reflect the Q3 MD&A and the Quantitative and Qualitative Disclosures about Market Risk and (ii) amend and restate Item 9.01. Except as set forth herein, this Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Legacy WeWork, subsequent to the filing date of the Original Report. Except as amended by this Amendment No. 2, the information previously reported in or filed with the Original Report is hereby incorporated by reference into this Form 8-K/A.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Management’s Disclosure and Analysis of Financial Condition and Results of Operations

The Form 10 information in Item 2.01 of the Original Report is hereby amended and supplemented by adding the following paragraph at the end of the sub-heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Reference is made to the disclosure contained in the section titled “WeWork’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 90 of Exhibit 99.3 of this Current Report on Form 8-K, which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

The Form 10 information in Item 2.01 of the Original Report is hereby amended and supplemented by adding the following paragraph at the end of the sub-heading “Quantitative and Qualitative Disclosures about Market Risk.”

Reference is made to the disclosure contained in the section titled “Quantitative and Qualitative Disclosures about Market Risk” beginning on page 142 of Exhibit 99.3 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus on pages F-3 through F-222, which are incorporated herein by reference.

Additionally, the unaudited condensed consolidated financial statements of Legacy WeWork as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020, and the related notes thereto, as well as Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy WeWork for the three and nine months ended September 30, 2021 and 2020, are included in Exhibit 99.3 attached hereto and are incorporated herein by reference.

(b)	Pro forma financial information.

Certain pro forma financial information of the Company is attached as Exhibit 99.2 to the Original Report and is incorporated herein by reference.

(c)	Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of February 23, 2021, by and among BowX Acquisition Corporation, BowX Merger Subsidiary Corp. and New WeWork Inc. (formerly known as WeWork Inc.), (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K/A filed on March 30, 2020).

3.1	Second Amended and Restated Certificate of Incorporation of WeWork Inc., dated October 20, 2021 (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

3.2	Amended and Restated Bylaws of WeWork Inc., dated as of October 20, 2021 (incorporated by reference to Exhibit 3.2 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

4.1	Specimen Common Stock Certificate of WeWork Inc. (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on October 26, 2021)

4.2	Warrant Agreement, dated August 4, 2020, between BowX Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to BowX’s Current Report on Form 8-K filed with the SEC on August 10, 2020).

4.3	WeWork Inc. Warrant to Purchase Common Stock, dated as of October 20, 2021, by and between WeWork Inc. and SB WW Holdings (Cayman) Limited (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

4.4	WeWork Inc. Warrant to Purchase Common Stock, dated as of October 20, 2021, by and between WeWork Inc. and SVF Endurance (Cayman) Limited (incorporated by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

4.5	Indenture, dated as of April 30, 2018, relating to WeWork Companies Inc.’s 7.875% Senior Notes due 2025, by and among WeWork Companies Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.5 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.6	Fifth Supplemental Indenture, dated as of July 15, 2019, by and among WeWork Companies LLC, as successor to WeWork Companies Inc., The WeWork CO Inc., as co-obligor, The We Company, each of the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.6 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.7	Tenth Supplemental Indenture, dated as of October 20, 2021, by and between WW Holdco LLC, as successor to Old WeWork, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.7 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.8	Indenture, dated as of July 10, 2020, relating to WeWork Companies LLC’s 5.00 % Senior Notes due 2025, by and among WeWork Companies LLC, WeWork CO Inc., as co-obligor, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.8 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.9	Supplemental Indenture No. 1, dated as of August 14, 2020, by and among WeWork Companies LLC, WW Co-Obligor Inc., as co-obligor, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.9 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

Exhibit Number	Description

4.10	Supplemental Indenture No. 2, dated as of September 15, 2020, by and among WeWork Companies LLC, WW Co-Obligor Inc., as co-obligor, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.10 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.11	Supplemental Indenture No. 3, dated as of October 19, 2020, by and among WeWork Companies LLC, WW Co-Obligor Inc., as co-obligor, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.11 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.12	Supplemental Indenture No. 4, dated as of November 17, 2020, by and among WeWork Companies LLC, WW Co-Obligor Inc., as co-obligor, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.12 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.13	Supplemental Indenture No. 5, dated as of December 17, 2020, by and among WeWork Companies LLC, WW Co-Obligor Inc., as co-obligor, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.13 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.14	Supplemental Indenture No. 6, dated as of January 20, 2021, by and among WeWork Companies LLC, WW Co-Obligor Inc., as co-obligor, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.14 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.15	Supplemental Indenture No. 7, dated as of February 22, 2021, by and among WeWork Companies LLC, WW Co-Obligor Inc., as co-obligor, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.15 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.16	Supplemental Indenture No. 8, dated as of March 22, 2021, by and among WeWork Companies LLC, WW Co-Obligor Inc., as co-obligor, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.16 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.17	Supplemental Indenture No. 9, dated as of April 22, 2021, by and among WeWork Companies LLC, WW Co-Obligor Inc., as co-obligor, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.17 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.18	Supplemental Indenture No. 10, dated as of June 1, 2021, by and among WeWork Companies LLC, WW Co-Obligor Inc., as co-obligor, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.18 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

4.19	Supplemental Indenture No. 11, dated as of October 20, 2021, by and between WW Holdco LLC, as successor to Old WeWork, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.19 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

Exhibit Number	Description

10.1	Amended and Restated Registration Rights Agreement dated as of October 20, 2021, by and among WeWork Inc., BowX Sponsor, LLC and certain stockholders of WeWork Inc. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

10.2	Stockholders Agreement, dated as of October 20, 2021, by and among WeWork Inc., BowX Sponsor, LLC, SB WW Holdings (Cayman) Limited, SVF Endurance (Cayman) Limited and Benchmark Capital Partners VII (AIV), L.P. (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

10.3^	Third Amended and Restated Agreement of Exempted Limited Partnership of The We Company Management Holdings L.P., dated as of October 20, 2021 (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

10.4+	WeWork Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

10.5+	WeWork Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

10.6	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.6 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

10.7	Amended and Restated Master Senior Secured Notes Note Purchase Agreement, dated as of October 20, 2021, by and among WeWork Companies LLC, WW Co-Obligor Inc., as co-obligor and StarBright WW LP, as purchaser (incorporated by reference to Exhibit 10.15 of the Company’s Registration Statement on Form S-1 (File No. 333-260976) filed on November 10, 2021).

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission, dated as of October 26, 2021 (incorporated by reference to Exhibit 16.1 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 of the Company’s Current Report on Form 8-K filed on October 26, 2021)

99.1	Press Release, dated October 20, 2021 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

99.2	Unaudited Pro Forma Condensed Combined Financial Information (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed on October 26, 2021).

99.3	Report of Legacy WeWork, dated November 15, 2021, which contains the unaudited condensed consolidated financial statements of Legacy WeWork as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020, and Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy WeWork for the three and nine months ended September 30, 2021 and 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K of the Exchange Act. The Company hereby agrees to hereby furnish supplementally a copy of all omitted schedules to the SEC upon request.

+	Indicates a management or compensatory plan.
^

Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

	By:	/s/ Jared DeMatteis
Date: November 15, 2021		Name: Jared DeMatteis
Title: Chief Legal Officer